AGREEMENT

                  This Agreement made this 10th day of December, 2006, by and between New Valu, Inc. ("Lender") and HSK Funding, Inc. ("HSK") and Adsouth, Inc. and Adsouth Partners, Inc., (collectively "Adsouth")

                               W I T N E S S E T H

                  WHEREAS, Lender has loaned to Genco Power Solutions, Inc. ("Borrower"), the sum of Two Million One Hundred Thousand and 00/100 Dollars ($2,100,000.00) pursuant to the terms of a Loan Agreement dated May 8, 2006, a Promissory Note dated May 8, 2006 and other loan documents associated therewith which loan was modified by Modification to Loan Agreement dated September 5, 2006. (The loan dated May 8, 2006, together with the Modification to Loan Agreement shall collectively be referred to as the "Loan"); and

                  WHEREAS, the principal balance of the Loan as of the date hereof is One Million Eight Hundred Sixty Six Thousand Six Hundred Sixty-six and 00/100 Dollars ($1,866,666.00) together with accrued interest; and

                  WHEREAS, Adsouth guaranteed the repayment of the Loan pursuant to Commercial Guarantees executed by Adsouth (the "Commercial Guaranty(s)"); and

                  WHEREAS, Adsouth Partners, Inc. pledged 80% of the issued and outstanding common stock of Borrower to Lender as collateral for the Loan. The common stock pledged by Adsouth Partners, Inc. is represented by the following certificates (the "Genco Shares"):

             Certificate No.                             Number of Shares

                          2                                      660
                         10                                      135
                         11                                        5      ;and

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                  WHEREAS, Adsouth has requested that it be released from all obligations from under its Guaranty to Lender and Lender has agreed upon the following terms and conditions; and

                  WHEREAS, HSK Funding loaned to Borrower, the sum of One Hundred Fifty Six Thousand Two Hundred Fifty and 00/100 Dollars ($156,250.00) pursuant to a Promissory Note dated October 18, 2006 (the "HSK Loan"); and

                  WHEREAS, Adsouth Partners, Inc. pledged 625,000 shares of the common stock of MFC Development Corp. as security for the HSK Loan.

                  NOW THEREFORE, in consideration of one and 00/100 dollars ($1.00) and other good and valuable consideration, a receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. Lender hereby terminates the Commercial Guaranty executed by Adsouth, Inc. and Adsouth Partners, Inc. and releases Adsouth from any liability under the Guaranty subject to the terms of this Agreement.

         2. In consideration of its release of the Commercial Guaranty by Lender as set forth above, Adsouth hereby transfers and conveys to Lender, all of the Genco Shares described above and represents that it does not own or have knowledge of any other shares of common stock, preferred stock, or warrants issued by Genco, to it or any other person or entity.

         3. Adsouth acknowledges that any financial commitments, loans or indebtedness owed by Genco to Adsouth or to any of the officers, directors or shareholders of Adsouth by Genco are hereby forgiven, released and terminated and that Genco has no other further financial obligations to Adsouth, including but not limited to, any payments previously made pursuant to an unwritten lease by Adsouth to Genco with respect to Premises located at 1141 South Rogers Circle, Boca Raton, Florida 33487. Such lease is deemed to be terminated as of the date hereof and Adsouth acknowledges that there are no further amounts due and owing from Genco in connection with such lease. Genco agrees to vacate the Premises on or before December 17, 2006.


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         4.       Lender agrees to release to Adsouth, 625,000 shares of the common stock of MFC Development Corp., which it holds as collateral for the Loan.

         5. If Adsouth files a petition in bankruptcy or if a petition is involuntarily filed against Adsouth and if any of the terms of this Agreement are deemed void or if any transfers are deemed preferences or if the transfer of stock to the Lender is deemed void, then the release and termination of the Commercial Guaranty of Adsouth shall be null and void and the Guaranty shall be reinstated and shall be in full force and effect.

         6. Adsouth does hereby sell and transfer the 625,000 shares of MFC Development Corp. stock to HSK for the sum of .25 cents per share or a total of One Hundred Fifty Six Thousand Two Hundred Fifty and 00/100 Dollars ($156,250.00) and Adsouth agrees that the proceeds of such sale shall be applied by HSK to the HSK Loan to pay the same in full and that the 625,000 shares shall be transferred free and clear of any liens and encumbrances to HSK.

         7. Adsouth agrees to deliver to Lender, all of the corporate books and financial records of Genco simultaneously with the execution of this Agreement.

         8. This Agreement shall bind the successors and assigns of the parties hereto.


             (The remainder of this page intentionally left blank)


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                  IN WITNESS WHEREOF the parties have executed this Agreement the day and year first written above.

                                ADSOUTH, INC.


                                By: /S/ Harlan Press_______________
                                    Name: Harlan Press
                                    Title: Chairman of the Board of Directors


                                ADSOUTH PARTNERS, INC.


                                By: /S/ Loren Haynes_______________
                                    Name: Loren Haynes
                                    Title: Secretary and Director


                                NEW VALU, INC.


                                By: /S/ Burton Kaufman________________
                                    Name: Burton Kaufman
                                    Title: Vice-President

                                HSK FUNDING, INC.


                                By: /S/ Robert C. Nolt_____________
                                    Name: Robert C. Nolt
                                    Title: Chief Financial Officer


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

STATE OF FLORIDA      )
                      ) ss:
COUNTY OF BROWARD     )

                  On the 10 day of December in the year 2006, before me, the undersigned, personally appeared Harlan Press as Chairman of the Board of Directors for ADSOUTH, INC., personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                          Notary Public

STATE OF FLORIDA      )
                      ) ss:
COUNTY OF BROWARD     )

                  On the 10 day of December in the year 2006, before me, the undersigned, personally appeared Loren Haynes as Secretary and Director for ADSOUTH PARTNERS, INC., personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                          Notary Public

STATE OF NEW YORK     )
                      ) ss:
COUNTY OF             )

                  On the 11 day of December in the year 2006, before me, the undersigned, personally appeared Burton Kaufman as Vice President for NEW VALU, INC., personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                          Notary Public

STATE OF NEW YORK     )
                      ) ss:
COUNTY OF             )

                  On the 11 day of December in the year 2006, before me, the undersigned, personally appeared Robert C. Nolt as Chief Financial Officer for HSK FUNDING, INC., personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                          Notary Public


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